Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The acquisition by BIMI International Medical Inc (“BIMI”or “the Company”) of Chongqing Zhuoda Pharmaceutical Co., LTD (“Zhuoda”), a company organized under the laws of the People’s Republic of China (“the “PRC”), closed on October 8,2021.

On September 10, 2021, the Company entered into a stock purchase agreement to acquire Zhuoda (the“Zhuoda SPA”), a distributor of pharmaceuticals and biologicals located in Chongqing, a southwest city of the PRC and Zhuoda’s wholly-owned subsidiary, Chongqing Qianmei Medical Devices Co., Ltd (“Qianmei”), a distributor of medical devices and medical supplies in the PRC. Pursuant to the Zhuoda SPA, BIMI agreed to purchase all the issued and outstanding equity interests in Zhuoda in consideration of US$11,617,500 (RMB 75,000,000). The entire purchase consideration is to be paid in shares of BIMI’s common stock. At the closing, 2,200,000 shares of common stock of BIMI valued by the two parties at RMB 43,560,000, or $3.00 per share (approximately US$6,600,000) were issued as partial consideration for the purchase of Zhuoda. The remainder of the purchase price of approximately US$4,800,000 (RMB 31,680,000), is subject to post-closing adjustments based on the performance of Zhuoda in 2022 and 2023..

The unaudited pro forma condensed combined balance sheet combines the balance sheets of the Company and Zhuoda as of June 30, 2021 and December 31, 2020, giving pro forma effect to the above transaction as if it had occurred on June 30, 2021 and December 31, 2020. The unaudited pro forma condensed combined statement of operations combines the Company’s and Zhuoda’s operations for the six months ended June 30, 2021 and the year ended December 31, 2020, giving effect to the transaction as described on a pro forma basis as if the transaction had been completed on January 1, 2020.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. These pro forma financial statements should be read in conjunction with the audited historical financial statements of the Company and the related financial statements for Zhuoda, which are included elsewhere in this current report on Form 8-K.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Zhuoda by the Company occurred on the indicated date, or during the operational periods presented, nor is it necessarily indicative of the future financial position or operating results.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements based on available information. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company’s preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

BIMI INTERNATIONAL MEDICAL, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2021

(UNAUDITED)

	BIMI
	International	Zhuoda			Combined
	Medical, Inc	Pharmaceutical	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS
Cash	$626,554	$110,473	$-		$737,027
Restricted cash	4,660				4,660
Accounts receivable, net	9,281,572	803,778	-		10,085,350
Advances to suppliers	4,501,686	-			4,501,686
Amount due from related parties	41,642	151,455	-		193,097
Inventories	5,116,715	140,591	-		5,257,306
Prepayments and other receivables	6,013,025	229,820			6,242,845
Operating lease-right of use assets	40,489	-			40,489

Total current assets	25,626,343	1,436,117	-		27,062,460

NON-CURRENT ASSETS
Deferred tax assets	184,243	-			184,243
Property, plant and equipment, net	2,677,733	8,230	-		2,685,963
Intangible assets, net	15,035	-	-		15,035
Operating lease-right of use assets	3,666,334	19,440	-		3,685,774
Goodwill	30,442,737	-	5,728,212	(c)	36,170,949

Total non-current assets	36,986,082	27,670	5,728,212		42,741,964

TOTAL ASSETS	$62,612,425	$1,463,787	$5,728,212		$69,804,424

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Short-term bank borrowings	$915,876	$554,171	$-		$1,470,047
Convertible promissory notes, net	5,132,530	-	-		5,132,530
Accounts payable, trade	10,859,165	30,762	-		10,889,927
Advances from customers	3,417,049	1,612	-		3,418,661
Amount due to related parties	792,398	112,127	-		904,525
Taxes payable	720,914	16,686	-		737,600
Other payables and accrued liabilities	5,060,442	202,911	4,800,000	(a)	10,063,353
Lease liabilities-current	758,568	5,635	-		764,203

Total current liabilities	27,656,942	923,904	4,800,000		33,380,846

Long-term loans – non current portion	924,071	-	-		924,071
Lease liabilities-non current	3,392,857	16,095	-		3,408,952

TOTAL LIABILITIES	31,973,870	939,999	4,800,000		37,713,869

EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized, 26,993,988 shares issued and outstanding as of June 30, 2021	24,794	-	2,200	(b)	26,994
Paid-in capital	-	293,251	(293,251)	(c)	-
Additional paid-in capital	43,618,216	-	1,449,800	(b)(c)	45,068,016
Statutory reserves	2,263,857	6,629	(6,629)	(c)	2,263,857
Retained earnings (loss)	(16,524,199)	202,669	(202,669)		(16,524,199)
Accumulated other comprehensive income (loss)	1,004,504	21,239	(21,239)	(c)	1,004,504
Total BIMI International Medical, Inc. equity	30,387,172	523,788	928,212		31,839,172

NONCONTROLING INTERESTS	251,383	-	-		251,383

Total equity	30,638,555	523,788	928,212		32,090,555

Total liabilities and equity	$62,612,425	$1,463,787	$5,728,212		$69,804,424

See accompanying notes to the unaudited pro forma condensed combined financial statements

BIMI INTERNATIONAL MEDICAL, INC.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR SIX MONTHS ENDED JUNE 30, 2021

(UNAUDITED)

	BIMI
	International	ZHUODA			Combined
	Medical, Inc	Pharmaceutical	Adjustments		Pro Forma

REVENUES	$11,424,991	$940,438	$-		$12,365,429
					-
COST OF REVENUES	8,867,894	759,062	-		9,626,956
					-
GROSS PROFIT	2,557,097	181,376	-		2,738,473
					-
OPERATING EXPENSES:					-
Sales and marketing	1,227,014	79,833	-		1,306,847
General and administrative	4,720,915	95,826	-		4,816,741
Total operating expenses	5,947,929	175,659	-		6,123,588
					-
INCOME (LOSS) FROM OPERATIONS	(3,390,832)	5,717	-		(3,385,115)
					-
OTHER INCOME (EXPENSE)					-
Interest expense	(138,237)	(9,899)	-		(148,136)
Other income (expense)	(5,293)	654	-		(4,639)
Total other income (expense), net	(143,530)	(9,245)			(152,775)

LOSS BEFORE INCOME TAXES	(3,534,362)	(3,528)	-		(3,537,890)

PROVISION FOR INCOME TAXES	32,003	-	-		32,003

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,566,365)	(3,528)	-		(3,569,893)

DISCONTINUED OPERATIONS
Loss from discontinued operations	-	-	-		-

NET LOSS	(3,566,365)	(3,528)	-		(3,569,893)
Less: net income (loss) attributable to non-controlling interest	42,861	-	-		42,861
NET LOSS ATTRIBITABLE TO BIMI INTERNATIONAL MEDICAL, INC.	$(3,609,226)	$(3,528)	$-		$(3,612,754)

COMPREHENSIVE INCOME (LOSS)
NET LOSS	$(3,566,365)	$(3,528)	$-		$(3,569,893)
OTHER COMPREHENSIVE INCOME (LOSS)		-			-
Foreign currency translation adjustment	1,112	30,829			31,941
TOTAL COMPREHENSIVE INCOME (LOSS)	$(3,565,253)	$27,301	$-		$(3,537,952)
Less: comprehensive income (loss) attributable to non-controlling interest	56	-	-		56
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO BIMI INTERNATIONAL MEDICAL INC.	$(3,565,309)	$27,301	$-		$(3,538,008)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK Outstanding
Basic and diluted	20,859,159	-	2,200,000	(b)	23,059,159

LOSS PER SHARE
Continuing operations – basic and diluted	$(0.17)	$-	$-		$(0.15)
Discontinued operations – basic and diluted	$	$-	$-		$-
Net loss – basic and diluted	$(0.17)	$-	$-		$(0.15)

See accompanying notes to the unaudited pro forma condensed combined financial statements

BIMI INTERNATIONAL MEDICAL, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2020

(UNAUDITED)

	BIMI
	International	Zhuoda			Combined
	Medical, Inc	Pharmaceutical	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS
Cash	$135,309	$10,812	$-		$146,121
Accounts receivable, net	6,686,552	772,485	-		7,459,037
Advances to suppliers	2,693,325	-	-		2,693,325
Amount due from related parties	-	596,579	-		596,579
Inventories	735,351	207,881	-		943,232
Prepayments and other receivables	14,880,526	255,893	-		15,136,419
Operating lease-right of use assets	53,425	-	-		53,425

Total current assets	25,184,488	1,843,650	-		27,028,138

NON-CURRENT ASSETS
Property, plant and equipment, net	910,208	8,656	-		918,864
Operating lease-right of use assets	-	22,031	-		22,031
Goodwill	6,914,232	-	5,776,062	(c)	12,690,294
Deferred tax assets	193,211	-	-		193,211

Total non-current assets	8,017,651	30,687	5,776,062		13,824,400

TOTAL ASSETS	$33,202,139	$1,874,337	$5,776,062		$40,852,538

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Short-term bank borrowings	$904,228	$571,656	$-		$1,475,885
Long-term loans due within one year	34,201	-	-		34,201
Convertible promissory notes, net	3,328,447	-	-		3,328,447
Accounts payable, trade	5,852,050	136,076	-		5,988,126
Advances from customers	194,086	27,559	-		221,645
Amount due to related parties	226,514	142,951	-		369,464
Taxes payable	773,649	(1,122)	-		772,527
Other payables and accrued liabilities	4,228,976	497,825	4,800,000	(a)	9,526,801
Lease liabilities-current	23,063	4,051	-		27,114

Total current liabilities	15,565,214	1,378,996	4,800,000		21,744,210

Long-term loans – non-current portion	720,997	-	-		720,997
Lease liabilities- non-current	22,457	19,403	-		41,860

TOTAL LIABILITIES	16,308,668	1,398,399	4,800,000		22,507,067

EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized, 15,254,587 shares issued and outstanding as of December 31, 2020	13,254	-	2,200	(b)	15,454
Paid-in capital	-	293,251	(293,251)	(c)	-
Additional paid-in capital	26,344,920	-	1,449,800	(b)(c)	27,794,720
Statutory reserves	2,263,857	2,174	(2,174)	(c)	2,263,857
Accumulated deficit	(12,914,973)	164,112	(164,112)		(12,914,973)
Accumulated other comprehensive income	1,003,392	16,401	(16,401)	(c)	1,003,392
Total BIMI International Medical, Inc. equity	16,710,450	475,938	976,062		18,162,450

NON CONTROLING INTERESTS	183,021	-	-		183,021

Total equity	16,893,471	475,938	976,062		18,345,471

Total liabilities and equity	$33,202,139	$1,874,337	$5,776,062		$40,852,538

See accompanying notes to the unaudited pro forma condensed combined financial statements

BIMI INTERNATIONAL MEDICAL, INC.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2020

(UNAUDITED)

	BIMI
	International	ZHUODA				Combined
	Medical, Inc	Pharmaceutical		Adjustments		Pro Forma

REVENUES	$12,844,902		$940,438	$-		$13,785,340
						-
COST OF REVENUES	10,402,085		759,062	-		11,161,147
						-
GROSS PROFIT	2,442,817		181,376	-		2,624,193

OPERATING EXPENSES:
Sales and marketing	783,134		79,833	-		862,967
General and administrative	5,471,964		95,826	-		5,567,790
Total operating expenses	6,255,098		175,659	-		6,430,757

INCOME (LOSS) FROM OPERATIONS	(3,812,281)		5,717	-		(3,806,564)

OTHER INCOME (EXPENSE)
Interest income	304					304
Interest expense	(84,913)		(9,899)	-		(94,812)
Exchange gains	547,114		-			547,114
Other income (expense)	(1,953)		654	-		(1,299)
Total other income (expense), net	460,552		(9,245)	-		451,307

LOSS BEFORE INCOME TAXES	(3,351,729)		(3,528)	-		(3,355,257)

PROVISION FOR INCOME TAXES	434,306		-	-		434,306

NET LOSS FROM CONTINUING OPERATIONS	(3,786,035)		(3,528)	-		(3,789,563)

DISCONTINUED OPERATIONS
Income from operations of discontinued operations	1,908,110		-	-		1,908,110

NET LOSS	(1,877,925)		(3,528)	-		(1,881,453)
Less: net income (loss) attributable to non-controlling interest	119,158		-	-		119,158
NET LOSS ATTRIBITABLE TO BIMI INTERNATIONAL MEDICAL, INC.	$(1,997,083)		$(3,528)	$-		$(2,000,611)

COMPREHENSIVE INCOME (LOSS)
NET LOSS	$(1,877,925)		$(3,528)	$-		$(1,881,453)
OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(941,957)		30,829	-		(911,128)
TOTAL COMPREHENSIVE INCOME (LOSS)	$(2,819,882)		$27,301	$-		$(2,792,581)
Less: comprehensive income (loss) attributable to non-controlling interest	(17,113)		-	-		(17,113)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO BIMI INTERNATIONAL MEDICAL INC.	$(2,802,769)		$27,301	$-		$(2,775,468)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING
Basic and diluted	10,672,814		-	2,200,000	(b)	12,872,814

LOSS PER SHARE
Continuing operations - basic and diluted	$(0.35)	$	N/A	$-		$(0.30)
Discontinued operations - basic and diluted	$0.18	$	N/A	$-		$0.15
Net loss - basic and diluted	$(0.18)	$	N/A	$-		$(0.15)

See accompanying notes to the unaudited pro forma condensed combined financial statements

BIMI International Medical, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting under the provision of ASC 805 on the basis of BIMI International Medical Inc. and subsidiaries (“the Company”) as the accounting acquirer of Chongqing Zhuoda Pharmaceutical Co., LTD (“Zhuoda”). Under the acquisition method, the acquisition date fair value of the gross consideration paid by the Company to close the acquisition was allocated to the assets acquired and liabilities assumed based on their estimated fair value. Management has made significant estimates and assumptions in determining the preliminary allocation of the gross consideration transferred in the unaudited pro forma condensed combined financial information. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amount recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the acquisition are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments may be revised as additional information becomes available and alternative valuation methodologies are evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the differences may be material. The Company believes that its assumptions and methodologies provided a reasonable basis for presenting all the significant effects of the acquisition contemplated based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet combines the Company’s and Zhuoda’s balance sheets as of June 30, 2021 and December 31, 2020 as if the acquisition had occurred on June 30, 2021 and December 31, 2020. The unaudited pro forma condensed combined statement of operations combines the Company’s and Zhuoda’s operations for the six months ended June 30, 2021 and the year ended December 31, 2020, presented as if the acquisition had been completed on January 1, 2020. These unaudited pro forma combined condensed financial statements are based upon the historical financial statements of the Company and Zhuoda after considering the effect of the adjustments described in these footnotes.

The accompanying unaudited pro forma combined financial statements do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of the Company and Zhuoda operations. Further, actual results may be different from these unaudited pro forma combined financial statements. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Zhuoda.

2. Estimated Preliminary Purchase Price Allocation

The preliminary consideration and allocation of the purchase price to the fair value of Zhuoda’s assets acquired and liabilities assumed as if the acquisition date was June 30, 2021 and December 31, 2020 is presented below:

	June 30, 2021	December 31, 2020
Calculation of consideration per the Zhouda SPA
Common shares issuance	$1,452,000	$1,452,000
Remaining consideration - Estimated fair value	4,800,000	4,800,000
Total consideration	$6,252,000	$6,252,000

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	110,473	$10,812
Accounts receivable	803,778	772,485
Amount due from related parties	151,455	596,579
Inventories	140,591	207,881
Prepayments and other receivables	229,820	255,893
Property, plant and equipment, net	8,230	8,656
Operating lease-right of use assets	19,440	22,031
Short-term bank borrowings	554,171	571,656
Accounts payable	30,762	136,076
Advances from customers	1,612	27,559
Amount due to shareholders	112,127	142,951
Taxes payable	16,686	(1,122)
Other payables and accrued liabilities	202,911	497,825
Lease liabilities-current	5,635	4,051
lease liabilities-non current	16,095	19,403
Total identifiable net assets	523,788	475,938
Goodwill	5,728,212	5,776,062
Net assets acquired	$6,252,000	$6,252,000

Goodwill represents the excess of the purchase price over the amounts assigned to the fair value of the assets acquired and the assumed liabilities of Zhuoda.

The Company has not completed the detailed valuation necessary to estimate the fair value of the assets acquired and the liabilities assumed and, accordingly, the adjustments to record the assets acquired and liabilities assumed at fair value reflect the best estimate of the Company based on the information currently available and are subject to change once additional analyses are completed. Furthermore, the cash portion of purchase price has not been paid in full yet and the final purchase price may be subject to the certain closing adjustment items pursuant to the Zhouda SPA.

As the goodwill calculation above assumed full payment of the purchase price, the final amount recorded may differ materially from the information presented.

3. Proforma Adjustments

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the acquisition and has been prepared for informational purposed only.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are directly attributable to the acquisition, factually supportable, and with respect to the statements of operations, expected to have a continuing impact on the results of the Company.

The pro forma adjustments are comprised of the following elements:

(a)	Represents the unpaid consideration that is payable to the former Zhuoda shareholders;

(b)	Reclassify the share consideration that has been issued to the former Zhuoda shareholders, 2,200,000 shares issued on September 22, 2021 valued at $1,452,000 (based on the closing market price as reported by NASDAQ) for the shares issued; and

(c)	Represents acquisition consideration allocated to assets acquired and liabilities assumed in the acquisition, and the allocation to goodwill, which was the amount that the purchase price exceeded the fair value of the identifiable net assets, and the elimination of the equity of Zhuoda that the Company acquired.